Intangible Assets - Summary of Key Sources of Estimation Uncertainty (Detail) $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($)
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Increase decrease in impairment as a result of changes in EBITDA	$ 69
Increase decrease in impairment as a result of changes in reduction in net cash flow	85
Increase decrease in impairment as a result of changes in pre tax discount rate	$ 97